Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1.       I have reviewed this report, filed on behalf of Scudder
         Limited-Duration Plus Fund (formerly, PreservationPlus Income Fund), a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 8, 2005              /s/Vincent J. Esposito
                              Vincent J. Esposito
                              President
                              Scudder Limited-Duration Plus Fund (formerly,
                              PreservationPlus Income Fund), a series of Scudder
                              Advisor Funds

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1.       I have reviewed this report, filed on behalf of Scudder
         Limited-Duration Plus Fund (formerly, PreservationPlus Income Fund), a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 8, 2005              /s/Paul Schubert
                              Paul Schubert
                              Chief Financial Officer and Treasurer
                              Scudder Limited-Duration Plus Fund (formerly,
                              PreservationPlus Income Fund), a series of Scudder
                              Advisor Funds